Exhibit 32.2

Certification Pursuant to 18 U.S.C. SECTION 1350,
as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2022 of BigBear.ai Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joshua Kinley, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that;

(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2022	By:	/s/ Joshua Kinley
Joshua Kinley
Title: Chief Financial Officer (Principal Financial Officer)